UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2009

PACIFIC COAST NATIONAL BANCORP

(Exact name of registrant as specified in its charter)

California	000-51960	61-1453556

(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)	Identification Number)

905 Calle Amanecer, San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (949) 361-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2009, David L. Adams, Executive Vice President, Chief Lending Officer and Interim Chief Credit Officer of Pacific Coast National Bank (the “Bank”), a wholly owned subsidiary of Pacific Coast National Bancorp, notified the Bank of his resignation, to take effect June 5, 2009.  Mr. Adams will continue to serve as Executive Vice President and Chief Lending Officer of the Bank until that date.

Item 8.01 Other Events

On May 5, 2009, Nancy M. DeCou was appointed Executive Vice President and Chief Credit Officer of the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC COAST NATIONAL BANCORP

Date: May 14, 2009	By:	/s/ Michael S. Hahn
Michael S. Hahn
President and Chief Executive Officer